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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 20, 1998




                          UNITED HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                        1-10864                 41-1321939
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


        300 Opus Center, 9900 Bren Road East, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 936-1300

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On November 20, 1998, United HealthCare Corporation issued a press release pursuant to Securities and Exchange Commission Rule 135c announcing that on November 19, 1998 it had priced its private placement of $650 million in principal amount of senior unsecured notes offered pursuant to Rule 144A and other registration exemptions under the Securities Act of 1933, as amended. The press release is filed as an exhibit to this Current Report on Form 8-K and its contents are incorporated herein by reference.


Item 7. Exhibits

    99.1 Press Release, "United HealthCare Prices $650 Million of Senior Notes," dated November 20, 1998, issued by United HealthCare Corporation.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED HEALTHCARE CORPORATION




                                       By:  /s/ David J. Lubben
                                           -------------------------------
                                           Name:  David J. Lubben
                                           Title: General Counsel and Secretary

Date: December 1, 1998







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                                  EXHIBIT INDEX

Exhibit
Number
-------
  99.1 Press Release, "United HealthCare Prices $650 Million of Senior Notes," dated November 20, 1998, issued by United HealthCare Corporation.